EXHIBIT D1
COMMON STOCK
                     The New America High Income Fund, Inc.

                                                       SEE REVERSE FOR
                                                     CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND THIS CERTIFICATE IS TRANSFERABLE IN BOSTON AND NEW YORK CITY

                                                               CUSIP 641876 10 7

THIS CERTIFIES THAT

IS THE OWNER OF

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK
                     OF THE PAR VALUE OF ONE CENT EACH, OF

The New America High Income Fund, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Maryland and the Articles of Incorporation and the By-Laws of the Corporation and amendments and statements thereof. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


THE NEW AMERICA HIGH INCOME FUND, INC.
CORPORATE SEAL, MARYLAND 1987

                     /s/Richard E. Floor         /s/Patricia Ostrander
                     SECRETARY                   PRESIDENT

COUNTERSIGNED AND REGISTERED:
     STATE STREET BANK AND TRUST COMPANY
                    (BOSTON)            TRANSFER AGENT
BY                                      AND REGISTRAR



                                   AUTHORIZED SIGNATURE

                STATEMENT OF PREFERENCES, LIMITATIONS AND RIGHTS

   The corporation is authorized to issue two classes of stock, Taxable Auction Rate Preferred Stock and Common Stock. The corporation will furnish a full statement or summary of the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption of the Taxable Auction Rate Preferred Stock and of the Common Stock to the stockholder upon request and without charge.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT-......Custodian .........
TEN ENT-as tenants by the entireties                   (Cust)         (Minor)
JT TEN-as joint tenants with right of            under Uniform Gifts to Minors
       survivorship and not as tenants           Act...........................
       in common                                        (State)

    Additional abbreviations may also be used though not in the above list.

    For value received,                hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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-------------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------Attorney
so transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated----------------------------------

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                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                WHATEVER